PIMCO Variable Insurance Trust

Supplement Dated November 18, 2009 to the

Statement of Additional Information,

dated September 1, 2009

Disclosure Related to All Portfolios

THIS SUPPLEMENT SUPERSEDES IN ITS ENTIRETY

THE SUPPLEMENT DATED NOVEMBER 12, 2009

Effective immediately, the final sentence of the second to last paragraph in the “Investment Restrictions” section of the Statement of Additional Information on page 55 is deleted in its entirety and replaced by the following:

For all Portfolios except the High Yield Portfolio, in the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. For the High Yield Portfolio, in the event that ratings services assign different ratings to the same security, PIMCO will use the lowest rating as the credit rating for that security.

Investors Should Retain This Supplement For Future Reference